SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                            -------------------------


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                       Securities and Exchange act of 1934

                          Date of Report: September 24, 1997
                        (Date of earliest event reported)


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                       SMART CHOICE AUTOMOTIVE GROUP, INC.
             (Exact name of registrant as specified in its charter)


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     Florida                       1-14082                59-1469577
   (State or other           (Commission File Number)    (IRS Employer
   jurisdiction of                                       Identification No.)
   incorporation or
   organization)


             5200 South Washington Avenue, Titusville, Florida 32780
               (Address of principal executive offices) (Zip Code)

                                 (407) 269-9680
               Registrant's telephone number, including area code:

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
Item 5.  Other Events.

Issuance of $1,050,000 Convertible Notes and Warrants to High Capital Funding, LLC, among Other Purchasers.

On September 24, 1997, Smart Choice Automotive Group, Inc.(the "Registrant") completed funding from certain accredited investor purchasers, including, among others, High Capital Funding, LLC, a Delaware limited liability company("HCF") in the aggregate amount of $1,050,000 and, in exchange, issued or will issue $1,050,000 in Convertible Notes and a total of 52,500 common stock purchase warrants (the "Warrants"). The following summary of the transaction is qualified in its entirety by the more detailed information contained in the copies of the form of Convertible Note and the form of Warrant attached as Exhibits 10.l and 10.2, respectively, to this Current Report.

     The Convertible Notes mature on April 15, 1998 and bear interest at a rate of 8% per annum; however, if the Registrant's common stock underlying such Convertible Notes and Warrants (the "HCF Conversion Shares") are not registered by June 1, 1998, the interest rate will increase to 12% per annum retroactive to August 29, 1997. The principal amount of the Convertible Notes may be converted into common stock of the Company (the "Common Stock") at any time after December 14, 1997, at a conversion price of 66 2/3% of the average closing bid price of the Common Stock for the 5 trading days immediately preceding the effective date of a conversion notice, which percentage shall be decreased to 62% and 60% if the HCF Conversion Shares have not been registered by April 15, 1998 and May 15, 1998, respectively, and which conversion price is subject to certain anti-dilution protections for the purchasers set forth therein.

     The Registrant also issued a Warrant which entitles the holder thereof to purchase from the Registrant, at any time from August 29, 1997 to August 29, 2002, up to 35,000 shares of Common Stock and is obligated to issue a second Warrant for 17,500 shares of Common Stock each at a purchase price of $7.00 per share, subject to certain anti-dilution protections for the holder set forth therein.

     The HCF Conversion Shares are subject to certain registration rights, including (i) demand registration rights which obligate the Registrant to use its best efforts to have a registration statement covering such shares declared effective no later than December 30, 1997, and in any event, which provide that such registration statement shall be declared effective by April 15, 1998 or constitute a default under the terms thereof, and (ii) piggyback rights with respect to the shares of Common Stock underlying the warrants, as set forth therein.

     The Registrant has deposited into escrow agent under the terms of an escrow agreement such shares as are to be delivered to purchasers upon conversion of the HCF Conversion Shares.

Guaranty Agreement and Pledge and Security Agreement in connection with $1,500,000 Loan from Stephens Inc.

     Effective September 30, 1997, the Registrant secured on behalf of Eckler Industries, Inc., its wholly-owned subsidiary ("Eckler's"), a $1,500,000 term loan from Stephens Inc. ("Stephens"), which matures on October 15, 1998
(the "Stephens Loan"), and in connection therewith entered into a Guaranty Agreement with Stephens, pursuant to which the Registrant unconditionally guarantees the loan from Stephens to Eckler, and a Pledge and Security Agreement, pursuant to which the Registrant pledged to Stephens a first lien and security interest in and to all of the issued and outstanding capital stock of Eckler. In addition, the loan was secured by all of the personal property assets of Eckler pursuant to a separate security agreement between Stephens and Eckler. The loan bears interest at a rate of 10% per annum. Such summary of the transaction is qualified in its entirety by the more detailed information contained in the copies of the Promissory Note, Guaranty Agreement, and Pledge and Security Agreement attached as Exhibits 10.3, 10.4 and 10.5, respectively, to this Current Report.

Issuance of Series A Redeemable Convertible Preferred Stock to
Promethean Investment Group, LLC, among other purchasers.

Effective September 30, 1997, the Registrant secured $3,000,000 in equity funding from certain accredited investor buyers represented by, among others, Promethean Investment Group, LLC, in a private placement with such buyers of (i) a total of 400 shares of its newly designated Series A Redeemable Convertible Preferred Stock at $10,000 per share pursuant to that certain Securities Purchase Agreement between the Registrant and the buyers and (ii) a total of 90,000 common stock purchase warrants. The buyers are committed to purchase an additional $1,000,000 in such preferred stock on the occurrence of certain events. The Preferred Stock is convertible into shares of Common Stock at a conversion price which, at the option of the buyers, is either fixed at a rate of 135% of the market price of such Common Stock on the date of issuance of the Preferred Stock, or floating at a rate of 100% of the market price of such Common Stock if converted during the period 90 days after the issuance date of the Preferred Stock and 90% of the market price if converted at any time after 90 days for a period of 5 years; such conversion rate is also subject to anti-dilution protections in favor of the buyers. The shares of Common Stock issuable upon exercise of the warrants may be purchased by the holders for a purchase price of $8.10 per share, subject to adjustment pursuant to certain anti-dilution protections stated therein. The Preferred Stock has no voting rights.

     Pursuant to a Registration Rights Agreement, all of the common stock underlying the shares of Preferred Stock and the Warrants are subject to both
(i) demand registration rights which require the Registrant to have a registration statement covering such shares effective within 90 days of the issuance of the Preferred Stock, and (ii) piggyback registration rights, as set forth therein. Such summary of the transaction is qualified in its entirety by the more detailed information contained in the copies of the Second Articles of Amendment to the Articles of Incorporation, the Securities Purchase Agreement, the form of Warrant and the Registration Rights Agreement attached as Exhibit 3.1, 10.6, 10.7 and 10.8, respectively, to this Current Report.

Item 7. Financial Information, Pro Forma Financial Information and Exhibits.

     (a)  Financial Statements of Business Acquired.
          Not Applicable.

     (b)  Pro Forma Financial Information.
          Not Applicable

     (c)  Exhibits.

          EXHIBIT        DESCRIPTION
          -------        -----------

          3.1            Second Articles of Amendment to Articles of
                         Incorporation

          10.1 Form of Convertible Note issued by Registrant to High Capital Funding, LLC, among other purchasers

          10.2 Form of Warrant issued by Registrant to High Capital Funding, LLC, among other purchasers

          10.3 Promissory Note by Eckler Industries, Inc. in favor of Stephens Inc.

          10.4           Guaranty by Registrant to Stephens Inc.

          10.5           Pledge and Security Agreement between Registrant and
                         Stephens Inc.

          10.6 Securities Purchase Agreement between the Registrant and certain buyers represented by Promethean Investment Group, L.L.C., among others

          10.7 Form of Warrant from Registrant to certain buyers represented by Promethean Investment Group, L.L.C., among others

          10.8 Registration Rights Agreement between Registrant and certain buyers represented by Promethean Investment Group, L.L.C., among others.

                                   SIGNATURES

     Pursuant to the requirement of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  October 9, 1997            SMART CHOICE AUTOMOTIVE GROUP, INC.
                                  (Registrant)




                                   By:  __________________________________
                                        James Neal Hutchinson, Jr.
                                        Assistant Vice President